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                                                                    Exhibit 13.2

                              ASAT Holdings Limited
                    Certification of Chief Financial Officer
           Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

     Pursuant to the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Robert J. Gange, the Chief Financial Officer of ASAT Holdings Limited (the "Company"), does hereby certify as follows:

     To the best of my knowledge, the Company's annual report on Form 20-F for year ended April 30, 2004 accompanying this Certification, in the form filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 9, 2004



                                                  /s/ Robert J. Gange
                                                  ------------------------------
                                                  Name: Robert J. Gange
                                                  Title: Chief Financial Officer

The certification set forth above is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and should not be deemed to be filed under the Securities Exchange Act of 1934 by the Company or the certifying officers.

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